First Financial Bank, National Association

Borrowers: Environmental Quality Management, Inc.

     EQ Engineers, LLC

     Vertterre Corporation

Loan Number: 820106477

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of February 27, 2013 (the “Effective Date”), by and among ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation (“EQMI”), EQ ENGINEERS, LLC, an Indiana limited liability company (“EQE”), VERTTERRE CORPORATION, a New Mexico corporation (“Vertterre”; and together with EQMI and EQE, each a “Borrower” and collectively, the “Borrowers”), and FIRST FINANCIAL BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”). Each Borrower and Bank hereby agrees as follows:

Preliminary Statements

A.           EQMI, EQE and Bank are parties to that certain Loan Agreement dated as of September 28, 2012 (the “Loan Agreement”). Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Loan Agreement.

B.           Pursuant to that certain letter (the “Letter”), dated as of December 27, 2012, among Bank, EQMI, EQE and EQM Technologies & Energy, Inc., a Delaware corporation (“Parent”), Bank consented, subject to the satisfaction of certain terms and conditions, to the following (collectively, the “Vertterre Transactions”): (i) a Distribution by EQMI to Parent in order so that Parent could purchase 100% of the Capital Stock of Vertterre (the “Vertterre Acquisition”), (ii) the issuance by Parent of a Subordinated Promissory Note, dated as of December 27, 2012, in the original principal amount of $250,000, payable to Daniel Sandoval (the “Vertterre Subordinated Note”), (iii) the consummation of the Vertterre Acquisition and any related transactions and ancillary documents in accordance with the terms of the Vertterre Stock Purchase Agreement (as defined below), and (iv) the transfer of all Parent’s ownership interest in the Capital Stock of Vertterre to EQMI following the Vertterre Acquisition.

C.           The effectiveness of Bank’s consent, as provided in the Letter, to the Vertterre Transactions was made conditional on, among other things, (i) Vertterre becoming a borrower under the Loan Agreement and (ii) Vertterre’s Subsidiaries, Landfill Gas Production L.L.C., a Delaware limited liability company (“LGP”), and Grand Prairie Landfill Gas Production, Limited Liability Company, a Texas limited liability company (“Grand Prairie”, and together with LGP, Parent, and each of the Borrowers, each a “Loan Party” and collectively, the “Loan Parties”), becoming parties to the Loan Agreement in a capacity to be determined by Bank.

D.          Now, in order to satisfy the conditions set forth in the Letter, Bank and each of the Borrowers amend the Loan Agreement and the other Loan Documents, as applicable, to reflect such modifications, all on the terms, and subject to the conditions, of this Amendment.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Bank and each Borrower hereby agree as follows:

1.            Amendments to Loan Agreement. Subject to the satisfaction of the conditions of this Amendment, the Loan Agreement is hereby amended as follows:

1.1           The opening paragraph of the Loan Agreement is hereby amended in its entirety by substituting the following in its place:

THIS LOAN AGREEMENT (this “Agreement”) among FIRST FINANCIAL BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”), ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation (“EQMI”), EQ ENGINEERS, LLC, an Indiana limited liability company (“EQE”), VERTTERRE CORPORATION, a New Mexico corporation (“Vertterre”), and each other Borrower (as defined below) from time to time party hereto, is as follows:

1.2           The following new definitions are hereby added to Section 1.1 of the Loan Agreement, in their proper alphabetical order, to provide in their entirety as follows:

“EQMI Pledge Agreement” means the Pledge Agreement dated as of the First Amendment Closing Date between EQMI and Bank.

“First Amendment” means the First Amendment to Loan Agreement dated as of the First Amendment Closing date among Borrowers and Bank.

“First Amendment Closing Date” means February 27, 2013.

“Grand Prairie” means Grand Prairie Landfill Gas Production, Limited Liability Company, a Texas limited liability company.

“LGP” means Landfill Gas Production L.L.C., a Delaware limited liability company.

“Permitted Sandoval Distributions” means any payments to Daniel Sandoval, his successors or permitted assigns, of amounts, if any, that he is entitled to receive pursuant to Section 2.02(d) of the Vertterre Stock Purchase Agreement.

“Vertterre” has the meaning given in the opening paragraph of this Agreement.

“Vertterre Asset Sale” has the meaning given in Section 10.24 of the Loan Agreement.

“Vertterre Pledge Agreement” means the Pledge Agreement dated as of the First Amendment Closing Date between Vertterre and Bank.

“Vertterre Subsidiary Guaranty” means the Guaranty dated as of the First Amendment Closing Date made by Grand Prairie and LGP in favor of Bank.

“Vertterre Subsidiary Security Agreement” means the Security Agreement dated as of the First Amendment Closing Date among LGP, Grand Prairie and Bank.

“Vertterre Stock Purchase Agreement” means that certain Stock Purchase Agreement, dated as of December 27, 2012, between Parent and Daniel Sandoval.

1.3           The following definitions in Section 1.1 of the Loan Agreement are hereby amended in their entirety by substituting the following in their respective places:

“Additional Beacon Noteholder Subordination Agreement” means the Subordination Agreement, dated as of the Closing Date, among the Additional Beacon Subordinated Noteholders and Bank, as amended by Reaffirmation and Amendment to Subordination Agreement dated as of the First Amendment Closing Date.

“Borrower” means each of EQMI, EQE, Vertterre and any other entity, if any, created or acquired after the First Amendment Closing Date which has been consented to by Bank prior to the formation or acquisition thereof and which is requested by Bank to become a borrower under this Agreement, and “Borrowers” means, collectively, EQMI, EQE, Vertterre and any other Borrower party to this Agreement from time to time. To the extent a term or provision of this Agreement or any of the other Loan Documents is applicable to a “Borrower”, it is applicable to each and every Borrower unless the context expressly indicates otherwise.

“Change of Control” means any of the following (or any combination of the following) whether arising from any single transaction or event or any series of transactions or events (whether as the most recent transaction in a series of transactions) which, individually or in the aggregate, results in:

(i)          a change in the ownership of Parent such that Argentum I and Argentum II, collectively, fail to (a) own legally and beneficially, free and clear of any Liens, greater than 50%, on a fully diluted basis, of the issued and outstanding voting Capital Stock of Parent or (b) have the power to direct or cause the direction of the management and policies of Parent;

(ii)         a change in the ownership of EQMI such that Parent fails to (a) own legally and beneficially, free and clear of any Liens (other than in favor of Bank), 100%, on a fully diluted basis, of the issued and outstanding voting Capital Stock of EQMI or (b) have the power to direct or cause the direction of the management and policies of EQMI;

(iii)        a change in the ownership of EQE such that EQMI fails to (a) own legally and beneficially, free and clear of any Liens (other than in favor of Bank), 100%, on a fully diluted basis, of the issued and outstanding voting Capital Stock of EQE or (b) have the power to direct or cause the direction of the management and policies of EQE;

(iv)        a change in the ownership of Vertterre such that EQMI fails to (a) own legally and beneficially, free and clear of any Liens (other than in favor of Bank), 100%, on a fully diluted basis, of the issued and outstanding voting Capital Stock of Vertterre or (b) have the power to direct or cause the direction of the management and policies of Vertterre;

(v)         a change in the ownership of Grand Prairie such that Vertterre fails to (a) own legally and beneficially, free and clear of any Liens (other than in favor of Bank), 100%, on a fully diluted basis, of the issued and outstanding voting Capital Stock of Grand Prairie or (b) have the power to direct or cause the direction of the management and policies of Grand Prairie; and

(vi)        a change in the ownership of LGP such that Vertterre fails to (a) own legally and beneficially, free and clear of any Liens (other than in favor of Bank), 100%, on a fully diluted basis, of the issued and outstanding voting Capital Stock of LGP or (b) have the power to direct or cause the direction of the management and policies of LGP.

“Consolidated Group” means Parent and its direct and indirect Subsidiaries (including Borrowers, Grand Prairie and LGP).

“December 2011 Beacon Noteholder Subordination Agreement” means the Subordination Agreement, dated as of the Closing Date, among the December 2011 Beacon Subordinated Noteholders and Bank, as amended by Reaffirmation and Amendment to Subordination Agreement dated as of the First Amendment Closing Date.

“Loan Documents” means this Agreement, the Revolving Loan Note, the Security Agreement, the Vertterre Subsidiary Security Agreement, the Letter of Credit Documents, the Cross-Guaranties, the Management Fee Subordination Agreement, the Parent Guaranty, the Vertterre Subsidiary Guaranty, the Parent Pledge Agreement, the EQMI Pledge Agreement, the Vertterre Pledge Agreement, the Additional Beacon Noteholder Subordination Agreement, the December 2011 Beacon Noteholder Subordination Agreement, the documents, instruments and agreements executed in connection with the Federal Assignment of Claims Act and any state Assignment of Claims Law, and all other agreements, instruments and documents relating to the Loans, including mortgages, deeds of trust, security agreements, subordination agreements, intercreditor agreements, pledges, powers of attorney, consents, collateral assignments, locked box and cash management agreements, letter agreements, contracts, notices, leases, financing statements and letters of credit and applications therefor and all other writings, all of which must be in form and substance satisfactory to Bank, which have been, are as of the date of this Agreement, or will in the future be signed by, or on behalf of, any one or more Borrowers and delivered to Bank.

“Loan Party” means each of Borrowers, Parent, LGP and Grand Prairie and “Loan Parties” means, collectively, Borrowers, Parent, LGP and Grand Prairie. To the extent a term or provision of this Agreement or any of the other Loan Documents is applicable to a “Loan Party”, it is applicable to each and every Loan Party unless the context expressly indicates otherwise.

“Parent Guaranty” means the Amended and Restated Guaranty dated as of the First Amendment Closing Date made by Parent in favor of Bank.

“Permitted Other Distributions” means Distributions by EQMI to Parent, the proceeds of which are used by Parent to pay (i) franchise or similar corporate taxes payable by Parent, (ii) taxes payable by Parent that are attributable solely to the net income of any other Loan Party (but not any other Subsidiary of Parent), and (iii) professional fees of Parent, consulting fees of Parent and directors’ fees of Parent so long as the sum of all such Distributions in this clause (iii), when added to any Permitted Management Fee Distributions made or that could have been made in any Fiscal Year, do not exceed $300,000 during any Fiscal Year.

“Security Agreement” means the Amended and Restated Security Agreement among Borrowers and Bank dated as of the First Amendment Closing Date.

1.4          The first sentence of Section 2.7 of the Loan Agreement is hereby amended in its entirety by substituting the following in its place:

Borrowers’ obligation to pay the principal of, and interest on, the Loans (exclusive of the Letter of Credit Exposure) made by Bank is evidenced by an Amended and Restated Revolving Loan Note, dated as of the First Amendment Closing Date, duly executed and delivered by Borrowers in a form acceptable to Bank (the “Revolving Loan Note”).

1.5           The first sentence of Section 9.1 of the Loan Agreement is hereby amended in its entirety by substituting the following in its place:

EQMI is duly organized and is and shall remain validly existing and in good standing under the laws of Ohio, EQE is duly organized and is and shall remain validly existing and in good standing under the laws of Indiana, and Vertterre is duly organized and is and shall remain validly existing and in good standing under the laws of New Mexico.

1.6           Section 10.18 of the Loan Agreement is hereby amended as follows:

1.6.1	Subclause (g) is hereby amended by deleting the period “.” at the end thereof and substituting a semicolon “;” in its place.

1.6.2	The following subclauses (h) and (i) are hereby added to Section 10.18 of the Loan Agreement to provide in their entirety as follows:

(h)          Vertterre may make lawful cash Distributions to EQMI; and

(i)          EQMI may make Permitted Sandoval Distributions.

1.6.3	Subclause (A) is hereby amended by deleting “Borrower’s” where it appears therein and substituting “EQMI’s” in its place.

1.7           Section 10.24 of the Loan Agreement is hereby amended in its entirety by substituting the following in its place:

10.24         Sale of Assets. Borrowers will not sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise (including by a sale-leaseback transaction), any of their assets, including the Loan Collateral except: (i) the sale of Inventory in the ordinary course of any Borrower’s business; however, a sale in the ordinary course of any Borrower’s business will not include a transfer in total or partial satisfaction of Indebtedness, (ii) the sale of any item of Equipment for cash in an arm’s-length transaction having a fair market value of less than $100,000 provided that in any 12 month period the total amount of Equipment sold by Borrowers may not exceed an aggregate fair market value equal to $300,000 for all Borrowers, (iii) dispositions of Equipment (a) which has suffered an event of loss or (b) which is obsolete and not used or useful in Borrowers’ business for cash in an arm’s-length transaction, and (iv) the sale of assets, to the extent any such sale occurs, at the Fort Bend County, Texas and City of Grand Prairie, Texas locations (each location, as more fully described in Schedule 1) pursuant to Section 2.02(d)(i) of the Vertterre Stock Purchase Agreement (the “Vertterre Asset Sale”). All of the proceeds from any disposition of any Equipment will be delivered to Bank to be applied by Bank to the repayment of the Obligations in any order that Bank may elect in its discretion exercised in good faith; provided that, as it relates to the Vertterre Asset Sale, an amount equal to 50% of the Net Gain (as defined in the Vertterre Stock Purchase Agreement) generated from the Vertterre Asset Sale may be paid to Daniel Sandoval, his successors or permitted assigns pursuant to the Vertterre Stock Purchase Agreement.

1.8           Section 12.1(i) of the Loan Agreement is hereby amended as follows:

 1.8.1           Subclause (r)(vii) is hereby amended by deleting “or” at the end thereof.

 1.8.2           The following subclause (s) is hereby added to read in its entirety as follows:

(s)          There occurs an “Event of Default” under, and as defined in, the Vertterre Subsidiary Guaranty; and

1.9           Borrower’s notice address in Section 15.9 of the Loan Agreement is hereby amended in its entirety by substituting the following in its place:

Environmental Quality Management, Inc.

EQ Engineers, LLC

Vertterre Corporation

1800 Carillon Blvd.

Cincinnati, Ohio 45240

Attention: Robert R. Galvin

Fax No.: (513) 825-7495

1.10         Exhibit A, Exhibit B and Exhibit C to the Loan Agreement are hereby amended in their entirety by substituting the documents attached hereto as Exhibit A, Exhibit B and Exhibit C in their respective place.

1.11 Each Schedule to the Loan Agreement is hereby amended in its entirety by substituting the documents attached hereto, and identified as each such Schedule, in its respective place:

2.            Conditions Precedent.

2.1           With the signing of this Amendment, and as a condition of this Amendment, Borrowers will deliver to Bank, all in form and substance satisfactory to Bank in its sole discretion: (a) an Amended and Restated Revolving Loan Note, dated as of the First Amendment Closing Date, made by Borrowers for the benefit of Bank in the principal amount of $10,000,000 (the “Amended and Restated Revolving Loan Note”); (b) an Amended and Restated Security Agreement, dated as of the First Amendment Closing Date, by and among Borrowers and Bank (the “Amended and Restated Security Agreement”); (c) a Pledge Agreement, dated as of the First Amendment Closing Date, made by EQMI for the benefit of Bank (the “EQMI Pledge Agreement”); (d) a Pledge Agreement, dated as of the First Amendment Closing Date, made by Vertterre for the benefit of Bank (the “Vertterre Pledge Agreement”); (e) evidence that the Amendment Documents (as defined below) and the transactions contemplated hereby and thereby were duly authorized by the managers and directors of each Borrower, as applicable, and (f) all other documents, instruments and agreements deemed necessary or desirable by Bank to effect the amendments to Borrowers’ credit facilities with Lender contemplated by this Amendment.

2.2           With the signing of this Amendment, and as a condition of this Amendment, Borrowers will deliver to Bank, and will cause all third parties to deliver to Bank, all in form and substance satisfactory to Bank in its sole discretion: (a) an Amended and Restated Guaranty, dated as of the First Amendment Closing Date, made by Parent for the benefit of Bank (the “Amended and Restated Parent Guaranty”); (b) a Reaffirmation of Management Fee Subordination Agreement, dated as of the First Amendment Closing Date, made by the Management Company for the benefit of Bank; (c) a Reaffirmation and Amendment to Subordination Agreement (as it pertains to the Additional Beacon Noteholder Subordinated Debt), dated as of the First Amendment Closing Date, between Bank and Subordinated Lender Agent (as defined in the Additional Beacon Noteholder Subordination Agreement) (the “Reaffirmation and Amendment to Additional Beacon Noteholder Subordination Agreement”); (d) a Reaffirmation and Amendment to Subordination Agreement (as it pertains to the December 2011 Beacon Noteholder Subordinated Debt), dated as of the First Amendment Closing Date, between Bank and Subordinated Lender Agent (as defined in the December 2011 Beacon Noteholder Subordination Agreement) (the “Reaffirmation and Amendment to December 2011 Beacon Noteholder Subordination Agreement”); (e) a Guaranty, dated as of the First Amendment Closing Date, made by LGP and Grand Prairie for the benefit of Bank; (f) a Security Agreement, dated as of the First Amendment Closing Date, made by LGP and Grand Prairie for the benefit of Bank; (g) evidence that the directors and managers of Parent, LGP and Grand Prairie, as applicable, have authorized the execution of the documents, and the transactions contemplated thereby, to be entered into pursuant to this Section 2.2, as applicable; and (h) all other documents, instruments and agreements deemed necessary or desirable by Bank to effect the amendments to Borrowers’ credit facilities with Lender contemplated by this Amendment.

2.3           With the signing of this Amendment, and as a condition of this Amendment, Borrowers will deliver to Lender, and will cause all third parties to deliver to Lender, all in form and substance satisfactory to Lender in its sole discretion, all documents, instruments, agreements, UCC amendments, UCC termination statements, certificates, opinions, payoff letters and other materials deemed necessary or desirable by Lender in connection with this Amendment and the transactions contemplated hereby, including those on the closing checklist, if any, prepared by counsel to Lender.

3.            Reaffirmation of Security; Joint Obligations.

3.1           Borrowers and Bank hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Collateral granted pursuant to any Loan Document evidencing, governing or creating a Lien on the Collateral. EQMI and EQE hereby ratify and reaffirm any and all grants of Liens to Bank on the Collateral as security for the Obligations, and acknowledge and confirm that the grants of the Liens to Bank on the Collateral: (i) represent continuing Liens on all of the Collateral, (ii) secure all of the Obligations, and (iii) represent valid and first priority Liens on all of the Collateral except to the extent of any Permitted Liens.

3.2            All of the obligations of Borrowers under the Loan Documents are joint, several, and primary. No Borrower will be or be deemed to be an accommodation party with respect to any of the Loan Documents.

4.            Representations. To induce Bank to accept this Amendment, each Borrower hereby represents and warrants to Bank as follows:

4.1           Such Borrower has full power and authority to enter into, and to perform its obligations under, as applicable, this Amendment, the Amended and Restated Revolving Loan Note, the Amended and Restated Security Agreement, the EQMI Pledge Agreement, the Vertterre Pledge Agreement, and the other documents, instruments and certificates being executed and/or delivered in connection herewith (collectively, the “Amendment Documents”) and the execution and delivery of, and the performance of its obligations under and arising out of, the applicable Amendment Documents have been duly authorized by all necessary corporate and limited liability company action, as applicable.

4.2           Each Amendment Document, as applicable, constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

4.3           Such Borrower’s representations and warranties contained in the Loan Documents are complete and correct in all material respects as of the Effective Date with the same effect as though such representations and warranties had been made again on and as of the Effective Date, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Loan Agreement.

4.4           No Event of Default has occurred and is continuing.

5.            Costs and Expenses. As a condition of this Amendment, Borrowers will pay and reimburse Bank, promptly upon Bank’s request, for the costs and expenses incurred by Bank in connection with this Amendment and the transactions contemplated hereby, including, without limitation, reasonable attorneys’ fees.

6.            Entire Agreement. This Amendment, together with the other Amendment Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

7.            Release. Each Borrower, on such Borrower’s behalf and, as applicable, on behalf of such Borrower’s officers, directors, members, managers, shareholders, administrators, heirs, legal representatives, beneficiaries, affiliates, subsidiaries, successors and assigns, hereby voluntarily releases and forever discharges Bank and its direct or indirect parent corporation, all direct or indirect affiliates of such parent corporation, and all of the foregoing’s respective directors, officers, employees, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Bank Parties”) from any and all claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever, whether in law or in equity, in contract or in tort, whether now accrued or hereafter maturing that may be asserted against the Bank Parties (or any one or more of them), whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of any Loan Document, (b) any actions, transactions, matters or circumstances related thereto, (c) the conduct of the relationship between any Bank Party and any Loan Party, or (d) any other actions or inactions by any Bank Party, all prior to the date of this Agreement. The foregoing release does not release or discharge, or operate to waive performance by, Bank of its express agreements and obligations stated in the Loan Documents on and after the date of this Letter.

8.          Default. Any default by any Borrower in the performance of such Borrower’s obligations under any Amendment Document shall constitute an Event of Default under the Loan Agreement.

9.          Continuing Effect of Loan Agreement; Reaffirmation of Loan Documents. Except as expressly amended hereby, all of the provisions of the Loan Agreement are ratified and confirmed and remain in full force and effect. The existing Loan Documents, except as amended by this Amendment or, as applicable, as amended (or amended and restated) by one of the other Amendment Documents, shall remain in full force and effect, and each of them is hereby ratified and confirmed by Borrowers and Bank.

10.         One Agreement; References; Fax Signature. The Loan Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to: (a) the Loan Agreement will be deemed to be references to the Loan Agreement as amended by this Amendment, (b) the Revolving Loan Note will be deemed to be references to the Amended and Restated Revolving Loan Note, (c) the Security Agreement will be deemed to be references to the Amended and Restated Security Agreement, and (d) the Parent Guaranty will be deemed to be references to the Amended and Restated Parent Guaranty. Any Amendment Document may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

11.         Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

12.         Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

13.        Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles). If any term of this Amendment is found invalid under Ohio law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Amendment and will not invalidate the remaining terms of this Amendment.

14.         WAIVER OF JURY TRIAL. BORROWERS AND BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.         ASSUMPTION OF OBLIGATIONS.

15.1         Vertterre hereby assumes, agrees that it is liable for, and promises to pay, perform, and observe, all of the terms, restrictions, conditions and other Obligations of a Borrower and Cross-Guarantor under the Loan Agreement, the Revolving Loan Note, and the other Loan Documents, all as fully as though Vertterre were an original party thereto, and by execution of this Amendment is hereby designated a “Borrower” and “Cross-Guarantor” for all purposes of, and hereby agrees to be bound by, as a joint and several obligor, each and all terms of the Loan Agreement, the Revolving Loan Note, and the other Loan Documents, and to deliver to Bank such duly executed other Loan Documents as Bank may reasonably require pursuant to the Loan Agreement and this Amendment in order to perfect the security interests and other Liens granted in the Loan Collateral of Vertterre and to carry out all terms and conditions of the Loan Agreement and this Amendment. Vertterre acknowledges and agrees that: (a) the Obligations are valid, enforceable (except as such enforceability may be limited by equitable principals (regardless of whether enforcement is sought in equity or at law) and by bankruptcy, insolvency, reorganization or similar laws affecting creditor’s rights generally) and existing Indebtedness payable by Vertterre to Bank and (b) as of the First Amendment Closing Date, Vertterre does not have any counterclaims, set-offs, offsets or defenses or any rights of set-off, offsets, or defense of any kind or nature whatsoever with respect to the Obligations.

15.2         Bank confirms that Vertterre is a “Borrower” under the Loan Agreement, the Revolving Loan Note, and the other Loan Documents, and all of the rights, obligations of a Borrower under the Loan Agreement, the Revolving Loan Note, and the other Loan Documents shall inure to and bind, as a joint and several obligor, Vertterre.

15.3         Vertterre hereby (a) warrants and represents to Bank that each warranty and representation applicable to Vertterre under the Loan Agreement and other Loan Documents (other than with respect to representations and warranties which specifically relate to a prior date) is true and correct in all material respects and (b) further reaffirms all covenants in the Loan Agreement and other Loan Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrowers and Bank have executed this Amendment by their duly authorized officers as of the Effective Date.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

By:	/s/ Robert R. Galvin
Robert R. Galvin, Chief Financial Officer

EQ ENGINEERS, LLC

By:	/s/ Jack S. Greber
Jack S. Greber, Manager

VERTTERRE CORPORATION

By:	/s/ James E. Wendle
James E. Wendle, President

BANK:

FIRST FINANCIAL BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas J. Fischer
Thomas J. Fischer, Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT

EXHIBIT A

First Financial Bank, N.A.

BORROWING BASE CERTIFICATE

TO:	First Financial Bank, N.A.	Certificate No.
FROM:	Environmental Quality Management, Inc., et al.	Certificate Date:
Activity From:
To:

		EQ Combined Borrowing		Borrower-EQM		Borrower-EQE		Borrower-Vertterre
		A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE
1	Balance from Previous Certificate #62	$-	$-
2	Add: Gross Invoices since last Certificate	-
3	Less: Credit Memos since last Certificate	-				-		-
4	Total Cash Collections since last Certificate	-
5	- Non A/R Collections since last Certificate	-
6	+ Discounts & Allow. since last Certificate	-		-
7	= Total Gross Payments Posted to A/R (4-5+6)	-		-		-		-
8	+ Misc. Debit Adjustments	-
9	- Misc. Credit Adjustments	-
10	A/R BALANCE THIS CERTIFICATE (1+2-3-7+8-9)	$-		$-		$-		$-
11	Unbilled Revenue since last Certificate		-
12	Billings in excess of Unbilled Revenue since last Certificate		-		-		-		-
12	Less Ineligibles as of this Certificate	-	-	-	-	-	-	-	-
13	Eligible Receivables (A/R) & Eligible Unbilled Revenue	-	-	-	-	-	-	-	-
14	Approved Rate of Advance	0.80	0.60	0.80	0.60	0.80	0.60	0.80	0.60
15	Availability (13 x 14)	-	-		-	-	-	-	-
16	Loan Sublimit	10,000,000.00	4,500,000.00	N/A	N/A	N/A	N/A	N/A	N/A
17	Lesser of Availability or Sublimit (15 or 16)	-	-		-	-	-	-	-
18	Combined Availability (A/R, Joint Venture A/R & Unbilled Rev.)					-		-
19	Facility Cap for Revolving Portion of Loan Only			N/A		N/A		N/A
20	Lesser of the Facility Cap or Total Availability (18 or 19)	-				-		-
21	Less: Letters of Credit	-				-		-
22	Less: Loan Reserve	-		-		-		-
23	NET AVAILABILITY (20-21-22)					-		-
24	Loan Balance from Certificate #62
25	Total Cash Collections
26	+ Total Loan Advances
27	+ Loan Fees Charged
28	+/- Other Adjustments
29	= LOAN BALANCE THIS CERTIFICATE	-
30	EXCESS (DEFICIT) AVAILABILITY (23-29)	-

The undersigned represents and warrants that the foregoing was prepared using books and records maintained in accordance with the Loan Agreement, is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the terms set forth in the Loan Agreement among the undersigned, EQ Engineers, LLC, Vertterre Corporation, and First Financial Bank, National Association, dated September 28, 2012, as amended from time to time (the "Loan Agreement"). All capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Loan Agreement.

Executed this _____ day of __________________, 20_____.

Environmental Quality Management, Inc.
By:
Name:
Its:

Ineligibles

To: First Financial Bank, N.A.
Client Name: Environmental Quality Management, Inc., et al.

Ineligible Collateral as of

	EQ Combined	EQ Combined	EQM	EQM	EQE	EQE	Vertterre	Vertterre
Category	A/R	Unbilled Revenue	A/R	Unbilled Revenue	A/R	Unbilled Revenue	A/R	Unbilled Revenue
Over 90 days past invoice date	$-	$-
Credits over 90 days	-
25%cross-age	-
Contras *	-
Affiliate (other than Permitted Joint Venture) receivables *	-
Inter-company receivables *	-	$-
Officer/employees *	-
Government A/R not in compliance with Subsection (ii)(e) of the	-
definition of "Eligible Receivables" under the Financing Agreement *	-
Joint Venture A/R above $1,250M	-
Debtors in bankruptcy *	-
Finance charges *	-
Foreign A/R without acceptable letter of credit *	-
Progress Billings	-
Retentions/Holdbacks	-	$-
Liquidating Damages	-
Bonded non United States Debtor A/R	-
Other Adjustments +/ - (indirect cost rates)	-	$-
COD/Cash Sales	-
Portion of accounts (other than Unites State Debtor) exceeding 20% of total eligible A/R	-
EQE Held		$-
Other: Madison County WIP		$-
Other: Reserve-Iraq FOB Hope	-	$-
Total Ineligible A/R or Unbilled Revenue	$-	$-	$-	$-	$-	$-	$-	$-

* Net of amounts already included in past-due or cross-age categories.

EXHIBIT B

ACTIVE GOVERNMENT CONTRACTS

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30174	GSA GS-10F-0293K	ID/IQ (FFP and T&M Orders)	General Services Administration, Auburn, WA	Federal Supply Schedule (FSS) Contract for Group 899 - Environmental Services, SINS 899-1 & 899-8	Mr. Joseph T. Mcguire Contracting Officer GSA, MSC 400 15th Street, SW Auburn, WA 98001-6599
30174.0016.001	GSA GS-10F-0293K, USACE Order No. W912QR-11-F-0266	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	2011 PBA for Environmental Investigation Services RVAAP-66 Facility-Wide Groundwater, Ravenna, OH (SIN No. 899-1)	Ms. Denise Bush Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30174.0017.001	GSA GS-10F-0293K, USACE Order No. W912QR-12-F-0033	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	Provide Services for the Lockbourne AFB, AOC's 3, 8/9, and 11, Columbus, Franklin County, OH (SIN No. 899-1)	Ms. Lisa Bisig Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30174.0018.001	GSA GS-10F-0293K, USACE Order No. W912QR-12-F-0034	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	Closure of Underground Storage Tanks, Former Rossford Army Depot, Rossford, Wood County, OH (SIN No. 899-1)	Ms. Lisa Bisig Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30174.0019.001	GSA GS-10F-0293K, USACE Order No. W912QR-12-F-0309	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	Provide Services to Abandon/Close Old Stonehouse, Building 2212 Septic System at Savanna Army Depot Activity (SVDA), Savanna, IL (SIN No. 899-1)	Mr. B.J. Durrett Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30240	USACE Contract No. W912QR-04-D-0036	ID/IQ with FFP, GFPR, CPFF, CPAF or CPIF task orders	U.S. Army Engineering District, Louisville	Multiple Award Remediation Contract (MARC) for the Louisville District and all USACE Mission Boundaries	Ms. Denise Bush Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30262	EP-W-07-022	ID/IQ with T&M, Fixed Rate T.O.'s	U.S. Environmental Protection Agency (EPA), Region 9, San Francisco, CA	Emergency and Rapid Response Services (ERRS - 3) for Region 9	Mr. Philip Ingram Contracting Officer (MTS-4-3) U.S. Environmental Protection Agency, Region 9 75 Hawthorne St. San Francisco, CA 94105-3901
30268	EP-S6-07-01	ID/IQ with Time and Materials T.O’s	U.S. Environmental Protection Agency (EPA), Region 6, Dallas, TX	Emergency and Rapid Response Services (ERRS - 3) for Region 6	Mr. Michael Pheeny Contracting Officer (6MD-CP) U.S. Environmental Protection Agency Region 6 1445 Ross Avenue, Suite 1200 Dallas, TX 75202-2733
30277	CMC Subcontract Dated 2/24/08/ EPA Contract No. EP-S4-07-02	ID/IQ with Time and Materials T.O’s	Sub. to CMC, Inc./ U.S. EPA, Region IV, Atlanta, GA	Emergency and Rapid Response Services III (ERRS III) for EPA Region IV	Mr. Clay Corman CMC, Inc. 1151 Jessamine Station Pike Nicholasville, KY 40356
30281	EP-S5-08-02	ID/IQ with Time and Materials T.O’s	U.S. Environmental Protection Agency (EPA), Chicago, IL	Emergency and Rapid Response Services (ERRS-3) for Region 5	Mr. Thomas Harrison Contracting Officer, MCC-10J U.S. Environmental Protection Agency Region V 77 West Jackson Boulevard Chicago, IL 60604-3507
30283	FA3002-09-D-0002	ID/IQ with FFP and CPFF Task Orders	Dept. of the Air Force, AFCESA, Tyndall AFB, FL	Sustainment/Restoration & Modernization Acquisition Task Order Contract (SATOC)	Mr. George Mason Contracting Officer AFMC 772/ESS/PKH C/O HQ AFCESA/CEKC 139 Barnes Drive, Suite 1 Tyndall AFB, FL 32403-5319
30287	FA8903-09-D-8564	ID/IQ with CPFF, CPIF, & FFP & FPI Task Orders	Dept. of the Air Force, AFCEE/OD, Brooks City-Base, TX	Worldwide Environmental Restoration and Construction 2009 (WERC09) Contract	Ms. Ana Jimenez Contracting Officer HQ/AFCEE/ACV 3300 Sidney Brooks Brooks City Base, TX 78235-5112

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30296.00##	EA Engineering PO #______/ Navy Contract No. N62742-10-D-1806	FFP (EA Eng. is issuing separate FFP PO’s for each FFP T.O.)	Sub to EA Engineering, Science, and Technology, Inc. / U.S. Navy	Provide QA services for Fixed Price Remedial Action Contract (FRAC) for Various Sites in the Naval Facilities Engineering Command Pacific (NAVFAC Pacific) Area of Responsibility	Mr. Brian McLaughlin, CFCM Manager, Contracts and Procurement EA Engineering, Science, and Technology, Inc. 11019 McCormick Road Hunt Valley, MD 21031
30298	Gonzales-Stoller Remediation Services, LLC Sub. No. GSR- EQM-1016/ DOE Contract No. DE-EM0000841	ID/IQ with FFP, CPFF, CPAR, & CPIF Task Orders	Sub. to Gonzales-Stoller Remediation Services, LLC/ U.S. Dept. of Energy (DOE)	Environmental Remediation Services and DD&R	Ms. Lorraine Alvarez Contract Administrator Gonzales-Stoller Remediation Services, LLC 1294 Suncrest Towne Centre Drive Morgantown, WV 26505
30301	EP-R5-11-04	ID/IQ with FFP T.O.'s	U.S. Environmental Protection Agency (EPA), Chicago, IL	Great Lakes National Program Office Cleanup Services (GLNPOCS)	Ms. Sheila Dolan Contracting Officer, MCC-10J U.S. Environmental Protection Agency Region V 77 West Jackson Boulevard Chicago, IL 60604-3507
30303	EP-S9-12-01	ID/IQ with Fixed Rate for Services T.O.'s	U.S. Environmental Protection Agency (EPA), Region 9, San Francisco, CA	Emergency and Rapid Response Services (ERRS - 4) for Region 9	Mr. Philip Ingram Contracting Officer (MTS-4-3) U.S. Environmental Protection Agency, Region 9 75 Hawthorne St. San Francisco, CA 94105-3901
30304	RTI Sub. No. 8-312-0213151/ EPA Contract No. EP-C-11-036	ID/IQ with FFP or CPFF Task Orders	Sub to RTI International/U.S. Environmental Protection Agency (EPA), Cincinnati, OH	Scientific, Technical, Research, Engineering, and Monitoring Support II (STREAMS II)	Ms. Katherine Mangum Senior Manager, Subcontracts RTI International Global Supply Chain SSES Subcontracts P.O. Box 12194, 3040 Cornwallis Road Research Triangle Park, NC 27709-2194
30307	USACE Contract No. W912DQ-13-D-3004	ID/IQ with FFP and CPFF task orders	U.S. Army Corps of Engineers, Kansas City District	MEGA Long Term Response Action/Environmental Remediation Services (LTRA/ERS) MATOC in Support of the U.S. Army Corps of Engineers, Northwestern Division and EPA Region 2	Ms. Kris Ann Huber Contract Specialist, CECT-NWK-H U.S. Army Corps of Engineers, Kansas City 601 E. 12th St., Room 647 Kansas City, MO 64106-2896

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30309	EP-S7-13-02	ID/IQ with Fixed Rate for Services T.O.'s	U.S. Environmental Protection Agency (EPA), Region 10, Seattle, WA	Emergency and Rapid Response Services (ERRS - 4) for Region 10	Mr. Tyrone Lewis Contracting Officer U.S. Environmental Protection Agency, Region 7 PLMG/RFMD/ACMS 11201 Renner Blvd. Lenexa, KS 66219
39001	N40083-11-D-0030	ID/IQ with FFP Task Orders	Dept. of the Navy, NAVFAC Midwest, IPT Great Lakes, IL	Awarded to SEQ Vets Remediation JV (Joint Venture between Sullivan and EQ) Environmental Multiple Award Contract (EMAC)	Mr. Chris Payton Contracting Officer NAVFAC Midwest IPT 201 Decatur Ave., Bldg. 1A Great Lakes, IL 60088-2801
39002.0001	EP-S7-12-08	Indef. Qty. with Fixed Unit Prices	U.S. Environmental Protection Agency (EPA), Region 7, Kansas City, KS	Awarded to SEQ Vets Remediation JV (Joint Venture between Sullivan and EQ) Remedial Action Oronogo-Duenweg Mining Belt Site, Operable Unit 01, Jasper County, MO	Ms. Marie Noel Contracting Officer U.S. Environmental Protection Agency, Region 7 PLMG/RFMD/ACMS 11201 Renner Blvd. Lenexa, KS 66219
100013	482980-09-J-0130	ID/IQ with FFP Task Orders	United States Postal Service	Architect-Engineer and Related Services	Mr. David Wayne Bright P.O. Box 667180 Dallas, TX 75266-7180
100014	R7810110014	FFP	United States National Park Service	Rehabilition and Remodeling of the White Sands Visitor Center	Ms. Tammy Gallegos 1100 Old Santa Fe Trail Building Santa Fe, NM 87505
	61251-000-09	ID/IQ with FFP or Fixed Rate Task Orders	Los Alamos National Laboratory	Architect / Engineer Services	Ms. Kathryn Smith Los Alamos National Laboratory P.O. Box 1663, MS-D442 Los Alamos, NM 87545-1663
		Lease to Develop Landfill Gas	The State of Texas, County of Fort Bend	Lease to Develop Landfill Gas	Mr. Bud Childers Fort Bend County Attorney 309 South 4th street, Suite 621 Richmond, TX 77469
		Lease to Develop Landfill Gas	City of Grand Prairie Texas	Lease to Develop Landfill Gas	City of Grand Prairie Solid Waste and Recycling Division P.O. Box 534045 Grand Prairie, TX 75053

EXHIBIT C

(OFFICER’S CERTIFICATE)

I, _____________________, the Chief Financial Officer of Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), EQ Engineers, LLC, an Indiana limited liability company (“EQE”), and Vertterre Corporation, a New Mexico corporation (and, together with EQMI and EQE, each a “Borrower” and collectively, “Borrowers”), hereby certify to First Financial Bank, National Association, a national banking association (“Bank”), that the attached [choose, as applicable: financial statements/projections/financial covenant calculation comparisons on attached Schedule 1] dated ______________, 20__ for the Borrowers are accurate, complete and fairly present the matters stated therein and have been prepared on a basis consistent with such [choose, as applicable: financial statements/projections/financial covenant comparisons on attached Schedule 1] prepared for prior periods and in accordance with the Loan Agreement dated as of September 28, 2012, as amended by the First Amendment to Loan Agreement dated as February 27, 2013, among Bank and Borrowers (as amended, and as may be further amended, supplemented, modified, restated or replace from time to time, the “Loan Agreement”) and with GAAP, as defined in the Loan Agreement. I further certify that no “Event of Default” as defined in the Loan Agreement currently exists. This certification is made pursuant to Section 8.9 of the Loan Agreement.

By:

Name:

Chief Financial Officer of

Environmental Quality Management, Inc.,
EQ Engineers, LLC, and Vertterre Corporation

Date:

Schedule:

1 – Financial Covenant Calculations

Schedule 1

to

Officer’s Certificate

(Financial Covenant Calculations1)

I.	Fixed Charge Coverage Ratio: [QUARTERLY]

A.	Required Covenant:

Computation Date	Consolidated Fixed Charge Coverage Ratio
As of the end of any fiscal quarter ending on or after December 31, 2012	1.20 to 1

B.	Actual Computation: ________: 1

1.	Borrowers’ Operating Cash Flow (as computed in Section I(C) below)	$________________
Divided by:
2.	Fixed charges (as computed in Section I(D) below)	$________________
3.	Ratio (1 ÷ 2) =	________________

C.	Borrowers’ Operating Cash Flow Computation – for the applicable calculation period:

1.	EBITDA	$________________

1 Per definitions in, and as determined in accordance with, the Loan Agreement.

Plus or Minus
2.	Income taxes paid in cash	$________________
3.	Unfinanced capital expenditures	$________________
4.	Other non-cash charges and excluding extraordinary items, including any gain or loss from the sale or disposition of capital assets	$________________
5.	Total (1 - 2 - 3+/-4) =	$________________

D.	Fixed Charges Computation – for the applicable calculation period:

1.	Distributions to EQMI’s shareholders	$________________
2.	Paid principal payments, and scheduled principal payments (whether or not paid), on Indebtedness for borrowed money	$________________
3.	Paid principal payments, and scheduled principal payments (whether or not paid), on capital lease obligations	$________________
4.	Interest expense	$________________
5.	Total (1 + 2 + 3 + 4) =	$________________

II.	Capital Expenditures: [ANNUALLY]

A.	Required Covenant: $250,000

Computation Date	Maximum Aggregate Capital Expenditures
For any Fiscal Year ending on or after December 31, 2012	$[_________]

B.	Actual Computation for the applicable calculation period: $ ___________
(as determined in accordance with the Loan Agreement).

SCHEDULES

The following Schedules (the “Schedules”) are to be read in their entirety.  Nothing in the Schedules is intended to broaden the scope of any representation or warranty of the Borrowers contained in the Loan Agreement, dated as of September 28, 2012, as amended by the First Amendment to Loan Agreement, dated as of February 27, 2013 (the “Agreement”), among FIRST FINANCIAL BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”), ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation (“EQMI”), EQ ENGINEERS, LLC, an Indiana limited liability company (“EQE”), and VERTTERRE CORPORATION, a New Mexico corporation (“Vertterre”).  Capitalized terms used but not defined herein or in the Schedules shall have the meanings ascribed to such terms in the Agreement.

To the extent more than one representation and warranty contained in the Agreement requires the same disclosure, the appearance of such disclosure on any single item herein shall serve as disclosure for all other representations and warranties to which such disclosure applies.  The failure by the Borrowers to cross-reference any disclosure on any particular schedule shall not constitute a breach by the Company of the applicable representation or warranty as long as the matter is disclosed elsewhere in these schedules.

Inclusion of any item in the Schedules (i) does not represent a determination by the Borrowers that such item is material and shall not be deemed to establish a standard of materiality and (ii) does not represent a determination by the Borrowers that such item did not arise in the ordinary course of business.  Any disclosure contained in the Schedules that refers to a document is qualified in its entirety by reference to the text of such document.

SCHEDULE 1

Borrower’s Facilities

Real Property that EQMI Leases

1)	3325 Chapel Hill Boulevard, Suite 250, Durham, North Carolina

2)	6825 SW 216th Street, Lynwood, Washington

3)	64090 NWY 1090, Pearl River, Louisiana

4)	2135 Schapelle Lane, Cincinnati, Ohio

5)	12721 Wolf Road, Geneseo, Illinois

6)	3460 Business Drive, Sacramento, California

7)	3959 Electric Road, Suite 175, Roanoke, Virginia

8)	1280 Arrowhead Court, Crown Point, Indiana

9)	1800 Carillon Boulevard, Cincinnati, Ohio

10)	3400 179th Street, Suite 2, Hammond, Indiana

Real Property that EQE Leases

1)	3400 179th Street, Suite 1, Hammond, Indiana

Real Property that Vertterre Leases

1)	320 Gold Avenue, SW, Suite 500, Albuquerque, New Mexico

2)	816 West Broadway, Bloomfield, New Mexico

3)	14115 Davis Estate Road, Needville, Texas

SCHEDULE 2

Financial Statements

See financial statements of EQM Technologies & Energy, Inc. and Subsidiaries included in the Quarterly Report on Form 10-Q of EQM Technologies & Energy, Inc. for the quarter ended September 30, 2012, filed with the Securities and Exchange Commission on November 14, 2012.

SCHEDULE 3

Permitted Liens1

The interest, if any, of the persons named a “secured party” in the UCC financial statements listed below:

DEBTOR:	Environmental Quality Management, Inc.

A.	Jurisdiction: Ohio Secretary of State

Name of Debtor	Name of Secured Party	Search Location	Filing Date	Filing Number	Description of Collateral
Environmental Quality Management, Inc.	U.S. Bancorp Oliver-Allen Technology Leasing	Ohio	1/10/08	OH00122753991	Leased Equipment
Environmental Quality Management, Inc.	U.S. Bancorp Oliver-Allen Technology Leasing	Ohio	1/10/08	OH00122754014	Leased Equipment
Environmental Quality Management, Inc.	U.S. Bancorp Oliver-Allen Technology Leasing	Ohio	1/10/08	OH00122754125	Leased Equipment
Environmental Quality Management, Inc.	U.S. Bancorp Equipment Finance, Inc.	Ohio	4/4/08	OH00125427670	Leased Equipment
Environmental Quality Management, Inc.	U.S. Bancorp Equipment Finance, Inc.	Ohio	4/4/08	OH00125414633	Leased Equipment
Environmental Quality Management, Inc.	U.S. Bancorp Equipment Finance, Inc.	Ohio	4/4/08	OH00125425878	Leased Equipment

1 The appearance of any filing on this Schedule of Permitted Liens is not an acknowledgement of the validity, perfection and/or priority of any interest held by the listed secured party.

Name of Debtor	Name of Secured Party	Search Location	Filing Date	Filing Number	Description of Collateral
Environmental Quality Management, Inc.	U.S. Bancorp Equipment Finance, Inc.	Ohio	7/29/08	OH00128531775	Leased Equipment
Environmental Quality Management, Inc.	U.S. Bancorp Equipment Finance, Inc.	Ohio	7/29/08	OH00128531886	Leased Equipment
Environmental Quality Management, Inc.	U.S. Bancorp Equipment Finance, Inc.	Ohio	7/29/08	OH00128522887	Leased Equipment
Environmental Quality Management, Inc.	Les Schwab Warehouse Center, Inc.	Ohio	10/13/09	OH00137754293	Leased Equipment

DEBTOR:	EQ Engineers, LLC

B.	Jurisdiction: Indiana Secretary of State

Name of Debtor	Name of Secured Party	Search Location	Filing Date	Filing Number	Description of Collateral
EQ Engineers, LLC	Steelcase Financial Services Inc.	Indiana	11/4/08	200800009750950	Leased Equipment

Liens related to the US Bank Letter of Credit (SLCLSTL02779) - Lexon Insurance at Beneficiary.

Liens related to leased equipment.

SCHEDULE 9.1

List of Jurisdictions of Incorporation and Qualification

EQMI is qualified to do business and is in good standing in the following states:

Alabama
Arizona
California
Colorado
Hawaii
Idaho
Indiana
Louisiana
Michigan
Nevada
New Mexico
North Carolina
Ohio
Oregon
Pennsylvania
South Carolina
South Dakota
Texas
Washington

EQMI currently leases property in Illinois and Virginia. EQMI is qualified to do business and is undertaking to return to good standing in Illinois and Virginia.

EQ Engineers, LLC is qualified to do business and is in good standing with the following states:

Indiana

Vertterre is qualified to do business and is in good standing with the following states:

New Mexico

Texas

SCHEDULE 9.5

Licenses; Trademarks; Patents; Copyrights; Government Contracts

Licenses:

Borrowers have licensed certain off the shelf software for use in their daily operations, including AutoCAD and the Deltek Accounting software.

Trademarks:

EQ (Environmental Quality Management)

EQE (Environmental Quality Engineers)

EQES (EQ – Slovakia)

Patents:

Title: EQ's Releasable Asbestos Field Sampler (RAFS):

US Patent No: 7,758,813

Patent Holder: Environmental Quality Management, Inc.

Inventors: John R. Kominsky, Fred Hall

Description: The RAFS consists of a variable-speed high-efficiency particulate air (REP A) filtered fan attached to a tunnel (6 x 6 x 24 in.) with an open bottom for exposure to the test matrix soil. The fan discharges the air at the tunnel inlet through diffusers to evenly distribute the airflow. A variable-speed motorized rake mechanism inside of the tunnel provides consistent and reproducible agitation of the top 11.2 in. of soil. A gentle airflow laterally transports the generated aerosol inside of a tunnel to one end where filter sampling cassettes or real-time instruments are used to measure asbestos and particulate release.

Copyrights:

None

Government Contracts:

ACTIVE CONTRACTS

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30174	GSA GS-10F-0293K	ID/IQ (FFP and T&M Orders)	General Services Administration, Auburn, WA	Federal Supply Schedule (FSS) Contract for Group 899 - Environmental Services, SINS 899-1 & 899-8	Mr. Joseph T. Mcguire Contracting Officer GSA, MSC 400 15th Street, SW Auburn, WA 98001-6599

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30174.0016.001	GSA GS-10F-0293K, USACE Order No. W912QR-11-F-0266	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	2011 PBA for Environmental Investigation Services RVAAP-66 Facility-Wide Groundwater, Ravenna, OH (SIN No. 899-1)	Ms. Denise Bush Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30174.0017.001	GSA GS-10F-0293K, USACE Order No. W912QR-12-F-0033	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	Provide Services for the Lockbourne AFB, AOC's 3, 8/9, and 11, Columbus, Franklin County, OH (SIN No. 899-1)	Ms. Lisa Bisig Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30174.0018.001	GSA GS-10F-0293K, USACE Order No. W912QR-12-F-0034	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	Closure of Underground Storage Tanks, Former Rossford Army Depot, Rossford, Wood County, OH (SIN No. 899-1)	Ms. Lisa Bisig Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30174.0019.001	GSA GS-10F-0293K, USACE Order No. W912QR-12-F-0309	FFP Task Order under GSA Contract	U.S. Army Corps of Engineers (USACE), Louisville District Louisville, KY	Provide Services to Abandon/Close Old Stonehouse, Building 2212 Septic System at Savanna Army Depot Activity (SVDA), Savanna, IL (SIN No. 899-1)	Mr. B.J. Durrett Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30240	USACE Contract No. W912QR-04-D-0036	ID/IQ with FFP, GFPR, CPFF, CPAF or CPIF task orders	U.S. Army Engineering District, Louisville	Multiple Award Remediation Contract (MARC) for the Louisville District and all USACE Mission Boundaries	Ms. Denise Bush Contracting Officer U.S. Army Engineer District, Louisville Civil/OPS/Environmental Team 600 Dr. Martin Luther King, Jr. Place, Room 821 Louisville, KY 40202-2230
30262	EP-W-07-022	ID/IQ with T&M, Fixed Rate T.O.'s	U.S. Environmental Protection Agency (EPA), Region 9, San Francisco, CA	Emergency and Rapid Response Services (ERRS - 3) for Region 9	Mr. Philip Ingram Contracting Officer (MTS-4-3) U.S. Environmental Protection Agency, Region 9 75 Hawthorne St. San Francisco, CA 94105-3901

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30268	EP-S6-07-01	ID/IQ with Time and Materials T.O’s	U.S. Environmental Protection Agency (EPA), Region 6, Dallas, TX	Emergency and Rapid Response Services (ERRS - 3) for Region 6	Mr. Michael Pheeny Contracting Officer (6MD-CP) U.S. Environmental Protection Agency Region 6 1445 Ross Avenue, Suite 1200 Dallas, TX 75202-2733
30277	CMC Subcontract Dated 2/24/08/ EPA Contract No. EP-S4-07-02	ID/IQ with Time and Materials T.O’s	Sub. to CMC, Inc./ U.S. EPA, Region IV, Atlanta, GA	Emergency and Rapid Response Services III (ERRS III) for EPA Region IV	Mr. Clay Corman CMC, Inc. 1151 Jessamine Station Pike Nicholasville, KY 40356
30281	EP-S5-08-02	ID/IQ with Time and Materials T.O’s	U.S. Environmental Protection Agency (EPA), Chicago, IL	Emergency and Rapid Response Services (ERRS-3) for Region 5	Mr. Thomas Harrison Contracting Officer, MCC-10J U.S. Environmental Protection Agency Region V 77 West Jackson Boulevard Chicago, IL 60604-3507
30283	FA3002-09-D-0002	ID/IQ with FFP and CPFF Task Orders	Dept. of the Air Force, AFCESA, Tyndall AFB, FL	Sustainment/Restoration & Modernization Acquisition Task Order Contract (SATOC)	Mr. George Mason Contracting Officer AFMC 772/ESS/PKH C/O HQ AFCESA/CEKC 139 Barnes Drive, Suite 1 Tyndall AFB, FL 32403-5319
30287	FA8903-09-D-8564	ID/IQ with CPFF, CPIF, & FFP & FPI Task Orders	Dept. of the Air Force, AFCEE/OD, Brooks City-Base, TX	Worldwide Environmental Restoration and Construction 2009 (WERC09) Contract	Ms. Ana Jimenez Contracting Officer HQ/AFCEE/ACV 3300 Sidney Brooks Brooks City Base, TX 78235-5112
30296.00##	EA Engineering PO #______/ Navy Contract No. N62742-10-D-1806	FFP (EA Eng. is issuing separate FFP PO’s for each FFP T.O.)	Sub to EA Engineering, Science, and Technology, Inc. / U.S. Navy	Provide QA services for Fixed Price Remedial Action Contract (FRAC) for Various Sites in the Naval Facilities Engineering Command Pacific (NAVFAC Pacific) Area of Responsibility	Mr. Brian McLaughlin, CFCM Manager, Contracts and Procurement EA Engineering, Science, and Technology, Inc. 11019 McCormick Road Hunt Valley, MD 21031
30298	Gonzales-Stoller Remediation Services, LLC Sub. No. GSR- EQM-1016/ DOE Contract No. DE-EM0000841	ID/IQ with FFP, CPFF, CPAR, & CPIF Task Orders	Sub. to Gonzales-Stoller Remediation Services, LLC/ U.S. Dept. of Energy (DOE)	Environmental Remediation Services and DD&R	Ms. Lorraine Alvarez Contract Administrator Gonzales-Stoller Remediation Services, LLC 1294 Suncrest Towne Centre Drive Morgantown, WV 26505

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
30301	EP-R5-11-04	ID/IQ with FFP T.O.'s	U.S. Environmental Protection Agency (EPA), Chicago, IL	Great Lakes National Program Office Cleanup Services (GLNPOCS)	Ms. Sheila Dolan Contracting Officer, MCC-10J U.S. Environmental Protection Agency Region V 77 West Jackson Boulevard Chicago, IL 60604-3507
30303	EP-S9-12-01	ID/IQ with Fixed Rate for Services T.O.'s	U.S. Environmental Protection Agency (EPA), Region 9, San Francisco, CA	Emergency and Rapid Response Services (ERRS - 4) for Region 9	Mr. Philip Ingram Contracting Officer (MTS-4-3) U.S. Environmental Protection Agency, Region 9 75 Hawthorne St. San Francisco, CA 94105-3901
30304	RTI Sub. No. 8-312-0213151/ EPA Contract No. EP-C-11-036	ID/IQ with FFP or CPFF Task Orders	Sub to RTI International/U.S. Environmental Protection Agency (EPA), Cincinnati, OH	Scientific, Technical, Research, Engineering, and Monitoring Support II (STREAMS II)	Ms. Katherine Mangum Senior Manager, Subcontracts RTI International Global Supply Chain SSES Subcontracts P.O. Box 12194, 3040 Cornwallis Road Research Triangle Park, NC 27709-2194
30307	USACE Contract No. W912DQ-13-D-3004	ID/IQ with FFP and CPFF task orders	U.S. Army Corps of Engineers, Kansas City District	MEGA Long Term Response Action/Environmental Remediation Services (LTRA/ERS) MATOC in Support of the U.S. Army Corps of Engineers, Northwestern Division and EPA Region 2	Ms. Kris Ann Huber Contract Specialist, CECT-NWK-H U.S. Army Corps of Engineers, Kansas City 601 E. 12th St., Room 647 Kansas City, MO 64106-2896
30309	EP-S7-13-02	ID/IQ with Fixed Rate for Services T.O.'s	U.S. Environmental Protection Agency (EPA), Region 10, Seattle, WA	Emergency and Rapid Response Services (ERRS - 4) for Region 10	Mr. Tyrone Lewis Contracting Officer U.S. Environmental Protection Agency, Region 7 PLMG/RFMD/ACMS 11201 Renner Blvd. Lenexa, KS 66219

Project Number	Contract Number	Contract Type	Client	Title	Contracting Officer
39001	N40083-11-D-0030	ID/IQ with FFP Task Orders	Dept. of the Navy, NAVFAC Midwest, IPT Great Lakes, IL	Awarded to SEQ Vets Remediation JV (Joint Venture between Sullivan and EQ) Environmental Multiple Award Contract (EMAC)	Mr. Chris Payton Contracting Officer NAVFAC Midwest IPT 201 Decatur Ave., Bldg. 1A Great Lakes, IL 60088-2801
39002.0001	EP-S7-12-08	Indef. Qty. with Fixed Unit Prices	U.S. Environmental Protection Agency (EPA), Region 7, Kansas City, KS	Awarded to SEQ Vets Remediation JV (Joint Venture between Sullivan and EQ) Remedial Action Oronogo-Duenweg Mining Belt Site, Operable Unit 01, Jasper County, MO	Ms. Marie Noel Contracting Officer U.S. Environmental Protection Agency, Region 7 PLMG/RFMD/ACMS 11201 Renner Blvd. Lenexa, KS 66219
100013	482980-09-J-0130	ID/IQ with FFP Task Orders	United States Postal Service	Architect-Engineer and Related Services	Mr. David Wayne Bright P.O. Box 667180 Dallas, TX 75266-7180
100014	R7810110014	FFP	United States National Park Service	Rehabilition and Remodeling of the White Sands Visitor Center	Ms. Tammy Gallegos 1100 Old Santa Fe Trail Building Santa Fe, NM 87505
	61251-000-09	ID/IQ with FFP or Fixed Rate Task Orders	Los Alamos National Laboratory	Architect / Engineer Services	Ms. Kathryn Smith Los Alamos National Laboratory P.O. Box 1663, MS-D442 Los Alamos, NM 87545-1663
		Lease to Develop Landfill Gas	The State of Texas, County of Fort Bend	Lease to Develop Landfill Gas	Mr. Bud Childers Fort Bend County Attorney 309 South 4th street, Suite 621 Richmond, TX 77469
		Lease to Develop Landfill Gas	City of Grand Prairie Texas	Lease to Develop Landfill Gas	City of Grand Prairie Solid Waste and Recycling Division P.O. Box 534045 Grand Prairie, TX 75053

In August 2007, Parent initiated an internal investigation regarding potential billing for unallowable costs in connection with EQMI’s construction of a forward operating base in Iraq beginning in 2006 (the “FOB Hope Project”).  EQMI completed the FOB Hope Project in March 2008.  Parent has submitted its findings to the U.S. Air Force Inspector General and the U.S. Office of Inspector General of the Department of Defense on a number of occasions in an effort to be admitted into the Federal government’s Voluntary Disclosure Program, which provides participants with certain protections and rights related to possible violations. Parent was accepted into the Voluntary Disclosure Program, has answered all questions of and submitted all information requested by the Federal government concerning this matter, and is awaiting feedback from the Federal government.

Code of Ethics - See attached.

SCHEDULE 9.8

Labor matters

None.

SCHEDULE 9.9

Compliance with laws

None.

SCHEDULE 9.10

Hazardous Substances

A substantial portion of EQMI’s business involves planning, design, program management and construction management of pollution control facilities, as well as assessment and management of remediation activities at hazardous waste or Superfund sites and military bases. In addition, EQMI contracts with U.S. federal government entities to destroy hazardous materials. These activities require EQMI to manage, handle, remove, treat, transport and dispose of toxic and hazardous substances. Some environmental laws, such as the Superfund law and similar state and local statutes, can impose liability for the entire cost of clean-up for contaminated facilities or sites upon present and former owners and operators, as well as generators, transporters and persons arranging for the treatment or disposal of such substances. In addition, while Borrowers strive to handle hazardous and toxic substances with care and in accordance with safe methods, the possibility of accidents, leaks, spills and the events of force majeure always exist. Certain of EQMI’s business operations are covered by U.S. Public Law 85-804, which provides for government indemnification against claims and damages arising out of unusually hazardous activities performed at the request of the government. Due to changes in public policies and law, however, government indemnification may not be available in the case of any future claims or liabilities relating to other hazardous activities that EQMI performs.

SCHEDULE 9.13

Pension Matters

None.

SCHEDULE 9.15

Litigation

Investigation Regarding FOB Hope Project

In August 2007, Parent initiated an internal investigation regarding potential billing for unallowable costs in connection with EQMI’s construction of a forward operating base in Iraq beginning in 2006 (the “FOB Hope Project”).  EQMI completed the FOB Hope Project in March 2008.  Parent has submitted its findings to the U.S. Air Force Inspector General and the U.S. Office of Inspector General of the Department of Defense on a number of occasions in an effort to be admitted into the Federal government’s Voluntary Disclosure Program, which provides participants with certain protections and rights related to possible violations. Parent was accepted into the Voluntary Disclosure Program, has answered all questions of and submitted all information requested by the Federal government concerning this matter, and is awaiting feedback from the Federal government.

FOB Hope Project Claim for Equitable Adjustment

In 2008, Parent filed a request with the U.S. Air Force for an equitable adjustment in connection with the FOB Hope Project (the “Air Force Claim”).  Parent completed the FOB Hope Project in March 2008.  The Air Force Claim is being reviewed, but Parent has not been provided with a specific time line for final resolution of the Air Force Claim and Parent is not able to determine the amount that might be received in connection with the Air Force Claim.

EPA Claim for Equitable Adjustment

On January 23, 2012, Parent filed with the EPA to request an equitable adjustment in connection with the Madison County Contract. Under the EPA Claim, Parent asserted that it suffered a major financial loss as a result of certain volume under runs in connection with the Madison County Contract. The amount of the EPA Claim is approximately $6,000,000. However, Parent was not able to determine the amount that might be received in connection with this claim. Any amount received in future periods will be recorded as a gain upon the receipt of such amounts.

SCHEDULE 9.17

Affiliates; Affiliate Transactions

Borrower	Directors/Managers	Officers	Stockholders	Subsidiaries
EQMI	James E. Wendle Robert R. Galvin Jack S. Greber	James E. Wendle - President and Chief Operating Officer Robert R. Galvin - Chief Financial Officer, Executive Vice President, Secretary and Treasurer Jack S. Greber - Senior Vice President	Parent	EQE EQ Engineers Slovakia, s.r.o. Vertterre
EQE	Jack S. Greber	N/A	EQMI	None
Vertterre	James E. Wendle Robert R. Galvin Joseph P. Hoffman	James E. Wendle - President Robert R. Galvin - Treasurer Joseph P. Hoffman - Secretary	EQMI	LGP Grand Prairie

See also Note 11 - Related Parties (pages 25-29), to the Quarterly Report on Form 10-Q of EQM Technologies & Energy, Inc. for the quarter ended September 30, 2012, filed with the Securities and Exchange Commission on November 14, 2012.

Parent and Borrowers have certain other arrangements that may be classified under Permitted Administrative Advances and Permitted Other Distributions pursuant to which goods and services are exchanged between Parent and Borrowers, and certain other intercompany arrangements.

SCHEDULE 9.18

Stockholders

Borrower	Shares/Units Authorized	Shares/Units Outstanding	Stockholders
EQMI	1,000	100	Parent
EQE	100% Interests	EQMI has 100% interest in EQE	EQMI
Vertterre	1,000	1,000	EQMI

SCHEDULE 9.19

Noncompetition Agreements

Employment Agreement between EQMI and James E. Wendle, effective as of January 1, 2012.

Employment Agreement between EQMI and Jack S. Greber effective as of January 1, 2012.

Employment Agreement between EQMI and Robert R. Galvin effective as of January 1, 2012.

Employment Agreement between EQMI and Joseph P. Hoffman effective as of January 1, 2012.

Employment Agreement between EQMI and Daniel Sandoval effective as of December 27, 2012

Stock Purchase Agreement between EQMI and Daniel Sandoval dated as of December 27, 2012

SCHEDULE 9.20

Bank Accounts

Environmental Quality Management, Inc.

First Financial Bank Lockbox A/C# XXXXXXX

First Financial Bank Disbursements A/C# XXXXXXX

US Bank Lockbox A/C# XXXXXXX

US Bank Disbursements A/C# XXXXXXX

US Bank Operating A/C# XXXXXXX

EQ Engineers, LLC

First Financial Bank Lockbox A/C# XXXXXXX

First Financial Bank Disbursements A/C# XXXXXXX

US Bank Operating A/C# XXXXXXX

Beacon

First Financial Bank Operating A/C# XXXXXXX

First Financial Bank Money Market A/C# XXXXXXX

Vertterre

First Financial Bank Lockbox A/C# XXXXXXX

First Financial Bank Disbursements A/C# XXXXXXX

SCHEDULE 9.24

Leases

Real Property that EQMI Leases

1)	3325 Chapel Hill Boulevard, Suite 250, Durham, North Carolina

2)	6825 SW 216th Street, Lynwood, Washington

3)	64090 NWY 1090, Pearl River, Louisiana

4)	2135 Schapelle Lane, Cincinnati, Ohio

5)	12721 Wolf Road, Geneseo, Illinois

6)	3460 Business Drive, Sacramento, California

7)	3959 Electric Road, Suite 175, Roanoke, Virginia

8)	1280 Arrowhead Court, Crown Point, Indiana

9)	1800 Carillon Boulevard, Cincinnati, Ohio

10)	3400 179th Street, Suite 2, Hammond, Indiana

Real Property that EQE Leases

1)	3400 179th Street, Suite 1, Hammond, Indiana

Real Property that Vertterre Leases

1)	320 Gold Avenue, SW, Suite 500, Albuquerque, New Mexico

2)	816 West Broadway, Bloomfield, New Mexico

3)	14115 Davis Estate Road, Needville, Texas

Equipment that EQMI Leases

1)	Postage Meter, Durham, North Carolina

2)	Postage Meter, Lynwood, Washington

3)	Postage Meter, Crown Point, Indiana

4)	Bizhub C650 & Canon IR 7095 Copiers, Durham, North Carolina

5)	Canon IR C 3380 Copier, Roanoke, Virginia

6)	Savin 8350 Copier, Hammond, Indiana

7)	Postage Meter, Cincinnati, Ohio

8)	RICOH Pro 906 EX Copier, Cincinnati, Ohio

9)	MP40002SP Copier, Cincinnati, Ohio

10)	MP6501SP Copier, Cincinnati, Ohio

11)	Panasonic DP C264 Copier, Hammond, Indiana

12)	Kyocera 400CI Copier, Lynwood, Washington

13)	Kyocera KM-3035 Copier, Sacramento, California

14)	RICOH MP6001 Copier, Cincinnati, Ohio

15)	2 RICOH MPC4000 Copiers, Cincinnati, Ohio

Vehicles that EQMI Leases

1	2009	CHEV	COLC	OH
2	2009	CHEV	COLC	OH
3	2009	CHEV	COLC	OH
4	2009	CHEV	COLC	OH
5	2009	CHEV	S35E	OH
6	2010	FORD	F35C	OH
7	2009	DODG	SP35	OH
8	2010	CHEV	S2HE	OH
9	2010	FORD	F15E	OH
10	2009	LINC	MKX	OH
11	2009	CHEV	S15C	OH
12	2010	FORD	TRNC	OH
13	2010	CHEV	S15E	IL
14	2011	FORD	F15E	OH
15	2011	CHEV	S2HE	OH
16	2011	CHEV	S15E	OH
17	2011	CHEV	S2HE	OH
18	2012	CHEV	S2HE	OH
19	2012	CHEV	S2HC	OH
20	2008	CHEV	S15E	OH
21	2013	FORD	FOCU	OH
22	2008	CHEV	S2HE	IN
23	2011	CHEV	S2HE	IN
24	2010	CHEV	S2HE	TX
25	2010	DODG	B15Q	LA
26	2011	FORD	F25E	LA
27	2011	CHEV	S2HE	OH
28	2009	FORD	F15C	CA
29	2010	FORD	F15E	CA
30	2012	CHEV	S15E	CA
31	2009	CHEV	S2HC	WA
32	2009	CHEV	S15C	WA
33	2010	FORD	F150	WA
34	2011	CHEV	S15E	WA

SCHEDULE 9.25

Insurance Policies for Borrowers

		Aggregate
Carrier	Coverage Type	Coverage Limit ($)
Chartis	General Liability and Professional Liability	2,000,000
Chartis	Commercial Excess	9,000,000
Chubb	Property	6,093,000
Chubb	Equip- Inland Marine	857,364
Chubb	Worker's Comp	1,000,000
Chubb	Auto	1,000,000
CNA	D&O	5,000,000
CNA	Crime	1,000,000
Chubb	Employment Practices	3,000,000
CNA	Fiduciary	3,000,000

Insurance Policies for Beacon Energy (Texas) Corp.

		Aggregate
Carrier	Coverage Type	Coverage Limit ($)
Catlin	General Liability	2,000,000
Steadfast	Pollution	2,000,000